POWER OF ATTORNEY

Know all by these presents, that the undersigned

hereby constitutes
and appoints each of Thomas S. Grilk  and Lynda M.

Avallone, signing
singly, the undersigned's true and lawful

attorney-in-fact to:

(1)	execute for and on behalf of the
undersigned,
in the undersigned's
capacity as an officer and/or
director of Brooks
Automation, Inc. (the
"Company"), Forms 3, 4, and
5 in accordance with
Section 16(a) of the
Securities Exchange Act of
1934 and the rules
thereunder;

(2)	do and perform any and all acts
for and on behalf of
the
undersigned which may be necessary or
desirable to complete and
execute
any such Form 3, 4, or 5, complete
and execute any amendment or

amendments thereto, and timely file such form with the United States

Securities and Exchange Commission and
any stock exchange or similar

authority; and

(3)	take any
other action of any type whatsoever in
connection with the
foregoing
which, in the opinion of such
attorney-in-fact, may be of
benefit to,
in the best interest of, or
legally required by, the
undersigned, it
being understood that the
documents executed by such
attorney-in-fact
on behalf of the undersigned
pursuant to this Power of
Attorney shall
be in such form and shall
contain such terms and
conditions as such
attorney-in-fact may approve
in such attorney-in-
fact's discretion.


The undersigned hereby
grants to each such attorney-in-fact full

power and authority to do and
perform any and every act and thing

whatsoever requisite, necessary, or
proper to be done in the exercise
of
any of the rights and powers herein
granted, as fully to all
intents and
purposes as the undersigned might
or could do if
personally present, with
full power of substitution or
revocation,
hereby ratifying and confirming
all that such
attorney-in-fact, or
such attorney-in-fact's substitute or
substitutes,
shall lawfully do
or cause to be done by virtue of this
power of
attorney and the
rights and powers herein granted.  The
undersigned
acknowledges that
the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company
assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

This Power of

Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
IN WITNESS
WHEREOF, the
undersigned has caused this Power of
Attorney to be
executed as of this
26th day of  February, 2003.

/s/ Amin J.
Khoury
Signature


Amin J. Khoury
Print Name